UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                OCTOBER 21, 2004


                            CAPITOL FIRST CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Nevada                   0-23450                 88-0361144
 (State or Other Jurisdiction  (Commission File Number)  (IRS Employer
  of Incorporation)                                       Identification Number)



                      7100 Camino Real Boulevard, Suite 402
                            Boca Raton, Florida 33433
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


              Registrant's telephone number, including area code:
                                  561-417-7115


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

On October 21, 2004, Capitol First Corporation (the "Company') entered into a project development agreement (the "Agreement") with the Hathaway Group, for the preliminary development of a 250 acre tract, known as Tract A, (the "Property") located in the master planned community of Maumelle, Arkansas and currently zoned for residential, multifamily and commercial use.

The Agreement provides that the Hathaway Group, which is based in Little Rock, Arkansas, will act as the local developer with respect to land use preplanning and submission to the City of Maumelle. Should the Company decide to continue with lot and parcel development, the Hathaway Group will coordinate the construction of boundary streets, on-site streets and utility line extensions on the Property. The Agreement will continue until all of the Property is developed or sold.

If the Property is developed, the Hathaway Group will receive compensation equal to 2% of the gross proceeds from the sales payable at closing. In addition, the Hathaway Group will receive brokerage fees for the resale of commercially zoned land and/or the resale of all or a part of the multi-family land. If it is the sole broker, it will receive a fee equal to 6% of the gross sales proceeds and 7.5% of the gross sale proceeds if there is a co-broker.

In the event that the Company does not perform pre-development activities on the Property, the Hathaway Group will receive a kick-out fee equal to $15,000 and will require that it be recognized as the listing broker for the disposition of the Property with a 6% fee if it is the sole broker and a 7.5% fee if there is a co-broker.

A copy of the Company's press release dated October 26, 2004, is attached as an Exhibit.

ITEM 9.01     EXHIBITS

99.1     Press Release dated October 26, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 Capitol First Corporation


                                                  /s/Ashley Bloom
                                                 ------------------------------
                                                 Ashley Bloom
                                                 Acting Chief Executive Officer
                                                 and Acting President

                                  Exhibit Index
                                  -------------


99.1     Press Release dated October 26, 2004.























                                       3